UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

Commission File No. 001-36234

Cheniere Energy Partners LP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	36-4767730
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 20, 2018, Cheniere Energy, Inc. (“Cheniere”), a Delaware corporation, completed its previously announced acquisition of Cheniere Energy Partners LP Holdings, LLC (“CQH”), a Delaware limited liability company, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 18, 2018, by and among Cheniere, CQH, and Columbia Acquisition Sub LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of Cheniere. Pursuant to the Merger Agreement, CQH merged with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Surviving Entity”) and a wholly-owned subsidiary of Cheniere (the “Merger”).

As a result of the Merger, each common share representing limited liability company interests in CQH (each, a “CQH Common Share”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (excluding certain Excluded Shares, as defined in the Merger Agreement) was converted into the right to receive 0.4750 of a share of common stock, par value $0.003, of Cheniere (“Cheniere Common Stock”).

The issuance of the shares of Cheniere Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Cheniere’s registration statement on Form S-4 (Reg. No. 333-226231), declared effective by the Securities and Exchange Commission (the “SEC”) on August 21, 2018. The consent solicitation/prospectus (the “Consent Solicitation/Prospectus”) included in the registration statement contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, incorporated by reference to Exhibit 2.1 to CQH’s Current Report on Form 8-K filed with the SEC on June 19, 2018.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, CQH notified the NYSE American (“NYSE American”) that each outstanding CQH Common Share (excluding certain Excluded Shares, as defined in the Merger Agreement) was converted into the right to receive shares of Cheniere Common Stock and requested that NYSE American withdraw the listing of the CQH Common Shares. Upon CQH’s request, the NYSE American filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the CQH Common Shares. The CQH Common Shares ceased being traded prior to the opening of the market on September 20, 2018, and will no longer be listed on NYSE American. In addition, CQH intends to file with the SEC a Form 15 requesting that the reporting obligations of CQH under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the Effective Time and as further described in the Merger Agreement, each CQH Common Share (excluding certain Excluded Shares, as defined in the Merger Agreement) was converted into the right to receive 0.4750 of a share of Cheniere Common Stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

As a result of the Merger, all of the directors and officers of CQH prior to the Effective Time ceased to be directors and officers of CQH effective as of the Effective Time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

As of the Effective Time, (i) the certificate of formation of Merger Sub in effect immediately prior to the Effective Time remained the certificate of formation of the Surviving Entity and (ii) the limited liability company agreement of Merger Sub in effect immediately prior to the Effective Time remained the limited liability company agreement of the Surviving Entity, each in accordance with the terms of the Merger Agreement.

Copies of the certificate of formation and limited liability company agreement of the Surviving Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously announced, the completion of the Merger was subject, among other conditions, to the receipt of approval of the Merger and the Merger Agreement by the written consent of the holders of CQH Common Shares constituting a majority of the outstanding CQH Common Shares. The board of directors of CQH set August 16, 2018 as the record date (the “Record Date”) for determining the holders of CQH Common Shares entitled to execute and deliver written consents with respect to the approval of the Merger and the Merger Agreement. As of the close of business on the Record Date, there were 231,700,000 CQH Common Shares outstanding and entitled to vote with respect to the Merger and the Merger Agreement.

On August 22, 2018, Cheniere, which as of the Record Date beneficially owned 212,953,991 CQH Common Shares representing approximately 91.9% of the outstanding CQH Common Shares, delivered a written consent approving the Merger, the Merger Agreement and the transactions contemplated thereby. The delivery of this consent was sufficient to approve the Merger and the Merger Agreement.

The deadline for the consent solicitation expired at 4:00 p.m. (prevailing Eastern Time), on September 19, 2018. A summary of the voting results for the following proposal is set forth below:

1. Approval of the Merger and the Merger Agreement.

Votes Approving	Votes Disapproving	Votes Abstaining
226,147,498	45,296	41,325

Item 7.01 Regulation FD Disclosure.

On September 20, 2018, Cheniere and CQH issued a joint press release announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 18, 2018, by and among Cheniere Energy Partners LP Holdings, LLC, Cheniere Energy, Inc. and Columbia Acquisition Sub LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Cheniere Energy Partners LP Holdings, LLC filed with the SEC on June 19, 2018).

3.1	Certificate of Formation of Columbia Acquisition Sub LLC, dated June 15, 2018.

3.2	Limited Liability Company Agreement of Columbia Acquisition Sub LLC, dated June 15, 2018.

99.1	Joint Press Release of Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC, dated as of September 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS LP HOLDINGS, LLC

Date: September 20, 2018	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Executive Vice President and
Chief Financial Officer